UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/28/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

	Shares	Value
Common Stocks—91.1%
Consumer Discretionary—24.0%
Auto Components—1.6%
Hota Industrial Manufacturing Co. Ltd.	836,309	$ 1,518,258
Diversified Consumer Services—4.4%
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	43,240	956,469
Series Educacional SA	163,520	1,781,930
TAL Education Group, ADR[1]	48,120	1,478,247
		4,216,646
Hotels, Restaurants & Leisure—4.4%
Alsea SAB de CV1	150,869	465,921
China Lodging Group Ltd., Sponsored ADS[1]	44,733	1,117,878
Genting Hong Kong Ltd.	2,169,000	759,135
Home Inns & Hotels Management, Inc., ADR[1]	38,860	1,199,219
Mandarin Oriental International Ltd.	353,000	610,181
		4,152,334
Household Durables—1.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	210,800	1,023,241
Internet & Catalog Retail—4.0%
Cnova NV1	131,510	965,283
Qunar Cayman Islands Ltd., ADR[1]	31,000	808,480
Vipshop Holdings Ltd., ADR[1]	87,800	2,007,108
		3,780,871
Media—3.8%
Cyfrowy Polsat SA	119,877	880,644
Global Mediacom Tbk PT	6,756,000	888,446
Smiles SA	97,700	1,790,319
		3,559,409

	Shares	Value
Specialty Retail—1.6%
Baoxin Auto Group Ltd.	2,252,000	$ 1,544,868
Textiles, Apparel & Luxury Goods—3.1%
HOSA International Ltd.	3,618,000	1,507,174
LPP SA	416	1,093,163
MC Group PCL	746,300	352,297
		2,952,634
Consumer Staples—2.8%
Food & Staples Retailing—2.4%
China Resources Enterprise Ltd.	152,630	317,321
Sumber Alfaria Trijaya Tbk PT	20,638,609	885,130
Sun Art Retail Group Ltd.	934,000	1,063,177
		2,265,628
Food Products—0.1%
Vietnam Dairy Products JSC	25,000	115,744
Personal Products—0.3%
Amorepacific Corp.	134	302,181
Energy—2.4%
Energy Equipment & Services—1.2%
Anton Oilfield Services Group	1,600,000	415,555
Eurasia Drilling Co. Ltd., GDR	37,700	678,309
		1,093,864
Oil, Gas & Consumable Fuels—1.2%
Africa Oil Corp.[1]	111,325	289,042
Genel Energy plc[1]	84,690	866,965
		1,156,007
Financials—20.5%
Capital Markets—1.6%
Coronation Fund Managers Ltd.	151,250	1,507,869
Commercial Banks—8.0%
Bank of Georgia Holdings plc	40,300	1,363,009
Commercial Bank of Ceylon plc	1,279,588	1,551,249
Commercial International Bank Egypt SAE	220,159	1,521,088

1    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Guaranty Trust Bank plc	10,593,797	$ 1,483,310
OTP Bank plc	29,500	474,446
Zenith Bank plc	10,413,364	1,207,262
		7,600,364
Consumer Finance—3.1%
Compartamos SAB de CV	545,097	1,158,411
Shriram Transport Finance Co. Ltd.	99,945	1,747,022
		2,905,433
Insurance—3.6%
Anadolu Hayat Emeklilik AS	388,908	837,055
Sanlam Ltd.	220,972	1,456,674
Sul America SA	224,900	1,113,605
		3,407,334
Real Estate Management & Development—4.2%
Belle Corp.	14,241,400	1,584,712
Parque Arauco SA	847,210	1,685,186
SOHO China Ltd.	979,000	736,525
		4,006,423
Health Care—11.5%
Biotechnology—4.6%
Biocon Ltd.	88,958	653,947
Medy-Tox, Inc.	10,582	2,353,597
Seegene, Inc.[1]	14,001	597,649
Taiwan Liposome Co. Ltd.[1]	115,000	709,955
		4,315,148
Health Care Equipment & Supplies—2.3%
Ginko International Co. Ltd.	19,000	210,633
Mindray Medical International Ltd., ADR	29,230	878,946
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	876,000	769,059
St Shine Optical Co. Ltd.	20,000	307,101
		2,165,739
Health Care Providers & Services—1.2%
Bumrungrad Hospital PCL	57,200	255,210

	Shares	Value
Health Care Providers & Services (Continued)
Odontoprev SA	194,400	$ 731,411
Qualicorp SA1	17,300	187,512
		1,174,133
Pharmaceuticals—3.4%
Celltrion, Inc.[1]	33,409	1,199,895
Hua Han Bio-Pharmaceutical Holdings Ltd.	3,268,420	1,029,275
Sihuan Pharmaceutical Holdings Group Ltd.	1,380,000	1,031,430
		3,260,600
Industrials—4.1%
Industrial Conglomerates—2.9%
John Keells Holdings plc	900,336	1,654,843
Yazicilar Holding AS, Cl. A	111,344	1,055,808
		2,710,651
Transportation Infrastructure—1.2%
International Container Terminal Services, Inc.	449,350	1,156,334
Information Technology—20.9%
Electronic Equipment, Instruments, & Components—3.8%
AAC Technologies Holdings, Inc.	187,500	1,102,239
Largan Precision Co. Ltd.	24,000	1,845,341
Tong Hsing Electronic Industries Ltd.	167,000	638,021
		3,585,601
Internet Software & Services—8.0%
Autohome, Inc., ADR[1]	31,800	1,374,396
MercadoLibre, Inc.	7,300	1,028,862
SouFun Holdings Ltd., ADR	203,344	1,777,227
Yandex NV, Cl. A1	52,200	1,300,824
Youku Tudou, Inc., ADR[1]	27,080	500,980
YY, Inc., ADR[1]	20,718	1,583,891
		7,566,180
IT Services—3.8%
Mindtree Ltd.	86,502	1,676,381

2    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
My EG Services Bhd	1,556,000	$ 1,959,119
		3,635,500
Semiconductors & Semiconductor Equipment— 3.8%
Hermes Microvision, Inc.	41,000	1,948,173
Himax Technologies, Inc.,
ADR	239,422	1,632,858
		3,581,031
Software—1.5%
Golfzon Co. Ltd.	64,011	1,442,819
Materials—3.3%
Chemicals—3.3%
Bloomage BioTechnology Corp. Ltd.	1,250,000	2,155,200
Fatima Fertilizer Co. Ltd.	3,230,023	999,570
		3,154,770

	Shares	Value
Utilities—1.6%
Gas Utilities—1.6%
China Resources Gas Group Ltd.	518,000	$ 1,459,434
Total Common Stocks (Cost $89,745,944)		86,317,048
Preferred Stock—1.0%
Banco Davivienda
SA, Preference
(Cost $1,154,214)	71,600	917,203
Total Investments, at Value (Cost $90,900,158)	92.1%	87,234,251
Net Other Assets (Liabilities)	7.9	7,459,381
Net Assets	100.0%	$ 94,693,632

Footnotes to Statement of Investments

* November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

3    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
China	$24,325,388	27.9%
Taiwan	8,810,341	10.1
Brazil	6,628,019	7.6
South Korea	5,896,140	6.8
India	4,077,349	4.7
Hong Kong	3,858,025	4.4
Sri Lanka	3,206,092	3.7
South Africa	2,964,543	3.4
Philippines	2,741,046	3.1
Nigeria	2,690,572	3.1
Russia	1,979,133	2.3
Poland	1,973,807	2.3
Malaysia	1,959,120	2.2
Turkey	1,892,864	2.2
Indonesia	1,773,576	2.0
Chile	1,685,186	1.9
Mexico	1,624,332	1.9
Egypt	1,521,088	1.7
Georgia	1,363,009	1.6
Argentina	1,028,862	1.2
Pakistan	999,570	1.1
Netherlands	965,283	1.1
Colombia	917,203	1.1
United Kingdom	866,965	1.0
Thailand	607,506	0.7
Hungary	474,446	0.5
Canada	289,042	0.3
Vietnam	115,744	0.1

Total	$87,234,251	100.0%

4    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on June 30, 2014.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

5    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

6    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

7    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,532,684	$14,215,577	$—	$22,748,261
Consumer Staples	—	2,683,553	—	2,683,553
Energy	289,042	1,960,829	—	2,249,871
Financials	4,275,284	15,152,139	—	19,427,423
Health Care	878,946	10,036,674	—	10,915,620
Industrials	1,156,334	2,710,651	—	3,866,985
Information Technology	9,199,038	10,612,093	—	19,811,131
Materials	—	3,154,770	—	3,154,770
Utilities	—	1,459,434	—	1,459,434
Preferred Stock	—	917,203	—	917,203

Total Assets	$ 24,331,328	$ 62,902,923	$—	$87,234,251

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Assets Table Investments, at Value:	Transfers into Level 1*	Transfers out of Level 2*
Common Stocks
Financials	$ 930,605	$ (930,605)
Industrials	972,493	(972,493)
Total Assets	$ 1,903,098	$ (1,903,098)
*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

8    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$91,269,233

Gross unrealized appreciation	$5,405,373
Gross unrealized depreciation	(9,440,355)

Net unrealized depreciation	$(4,034,982)

9    OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015